Exhibit 99.2

INVESTOR PRESENTATION March 2025 Revolutionizing the Treatment of Infections Associated with Chronic Disease Through Phage Therapy NYSE American: PHGE 1

SAFE HARBOR STATEMENT

About this Presentation

The information contained in this presentation has been prepared by BiomX Inc. and its subsidiaries (collectively, the “Company” or “BiomX”) and contains information pertaining to the business and operations of the Company. The information contained in this presentation is current only as of the date on its cover. For any time after the cover date of this presentation, the information, including information concerning our business, financial condition, results of operations and prospects, may have changed. The delivery of this presentation shall not, under any circumstances, create any implication that there have been no changes in our affairs after the date of this presentation. We have not authorized any person to give any information or to make any representations about us in connection with this presentation that is not contained herein. If any information has been or is given or any representations have been or are made to you outside of this presentation, such information or representations should not be relied upon as having been authorized by us.

Forward-Looking Statements

This presentation contains certain “forward-looking statements” within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “target,” “believe,” “expect,” “will,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on BiomX management’s current beliefs, expectations and assumptions. For example, when we discuss future potential clinical trials, including their design, objectives, costs, endpoints, potential benefits and timing thereof, the potential outcomes of discussions that we may have with the U.S. Food and Drug Administration and foreign regulatory agencies, potential commercial opportunities, our financial needs to fund future clinical trials, forecasted expenses and our ability to protect our intellectual property assets in the future we are making forward-looking statements. In addition, past and current pre-clinical and clinical results, as well as compassionate use, are not indicative and do not guarantee future success of BiomX clinical trials. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. You should review additional disclosures we make in our filings with the Securities and Exchange Commission (the “SEC”), which are available on the SEC’s website at www.sec.gov. Except as required by law, we are under no duty to (and expressly disclaim any such obligation to) update or revise any of the forward-looking statements, whether as a result of new information, future events or otherwise.

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Trademarks and Service Marks

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FDA

This presentation concerns certain products that are under clinical investigation and which have not yet been cleared for marketing by the U.S. Food and Drug Administration. These products are currently limited by federal law to investigational use, and no representation is made as to the safety or effectiveness of these products for the purposes for which they are being investigated.

BiomX INVESTOR PRESENTATION 2

3 AT - A - GLANCE Company Pipeline Highlights Unmet need Partners Key Investors Clinical stage biotech harnessing the therapeutic potential of phage therapy • BX004 for CF – Positive results in P1b/2a study. P2b results expected in Q1 2026 • BX211 for moderate - severe DFO & DFI – Positive results in P2 study, Preparing for Phase 2/3 Treatment of underlying persistent infections in chronic diseases that become harder to treat as antibiotic - resistant pathogens emerge • Pulmonary infections in Cystic Fibrosis (CF) and Non - Cystic Fibrosis Bronchiectasis (NCFB)  patients are the primary causes of death • 20% - 40 % of Severe to moderate Diabetic Foot Infections (DFI) & Diabetic Foot Osteomyelitis (DFO) cases result in amputation due to bacterial infection

4 OUR SCIENCE PHAGE THERAPIES

Phage: Nature's tool to target bacteria



1 SPECIFIC

Each phage binds only to specific bacterial strains

2 KILLING MECHANISM ORTHOGONAL TO ANTIBIOTICS

Phage proteins burst bacterial cell wall from within

3 BREAKDOWN BIOFILM

Phage can breakdown biofilm (a polysaccharide mesh secreted by bacteria)

4 AMPLIFY

Phage components multiply and assemble within bacterial cell

5 SAFETY PROFILE

100s of compassionate use cases with no significant side effects to date

BiomX

Kortright et al. (2019), Cell Host & Microbe

5

6 Phage therapy picking up momentum >50 compassionate cases utilizing BiomX phage Lung infection Prosthetic Joint Infection Osteomyelitis LVAD infection 1 Wound infection Other Phage By Indication Sept. 2023 Aug. 2023 Feb. 2019 1. LVAD - Left Ventricular Assist Devices 2. Jean - Paul Pirnay et al. Nature Microbiology, Volume 9,, June 2024, 1434 – 1453 100 cases of compassionate phage treatment (Belgian consortium) 2 • 35 hospitals, 29 cities • Clinical improvement reported in 77% of cases Oct. 2024 March. 2024

BiomX positive P1b/2a Part 2 data, Nov. 2023 • 34 patients • Cystic Fibrosis Peer company reported positive P2 Part 1 data, Aug. 2023 • 39 patients • Urinary tract infections 7 Accumulating clinical efficacy and safety data for phage therapy in the industry 1 1 2 BiomX positive P1b/2a Part 1 data, Feb. 2023 • 9 patients • Cystic Fibrosis Peer company reported positive P1b/2a data, Mar. 2023 • 32 patients • Cystic Fibrosis 3 4 5 1. Press releases of BiomX and other companies developing phage therapies. Disclaimer: BiomX is not responsible for, and expressly disclaims responsibility for, the content of third party press releases 2. Jean - Paul Pirnay et al. Nature Microbiology, Volume 9 ,, June 2024 , 1434 – 1453 6 100 cases of compassionate phage treatment (Belgian consortium) 2 • 35 hospitals, 29 cities • Clinical improvement reported in 77% of cases Peer company reported encouraging P2 data, Dec. 2024 • 48 patients • Non - cystic fibrosis bronchiectasis BiomX positive P 2 data, March. 2025 • 41 patients • Diabetic Foot Osteomyelitis Expected in 2025 additional readouts from various phage companies

Pipeline: Addressing Chronic Disease with Hard-to-treat Bacterial infections

BiomX harnesses its proprietary Bolt platform to develop novel phage therapies to treat underlying persistent infections in chronic diseases that become harder to treat as antibiotic-resistant pathogens emerge

Program	Indication	Preclinical	Clinical-Ready	Phase 2	Status	Partners
BX004	Cystic Fibrosis[1]	Phase 2a Completed			Ph2b topline expected Q1 2026	Cystic Fibrosis Foundation – Adding Tomorrows
BX004	Non-Cystic Fibrosis Bronchiectasis (NCFB)				Ph2-Ready	
BX211	Diabetic Foot Osteomyelitis / Diabetic Foot Infections	Phase 2 Completed			Preparing for Phase 2/3, pending FDA feedback	WRAIR; Naval Medical Research Command

1. Granted Orphan Drug Designation and Fast Track by the FDA

BiomX 8

BX004 CYSTIC FIBROSIS and NCFB 9

Phases of P. aeruginosa infection in CF 3 Chronic pulmonary infections and the inflammatory response are a primary cause of death in CF patients Antibiotics Antibiotics Antibiotics Antibiotics Antibiotics Initial Intermittent Chronic Clonal selection Biofilm formation Genotype/phenotypic adaptation Infanc y Childhood Adolescence / Adulthood Limit of detection P. aeruginosa density in sputum Lack of antibiotic efficacy driven by: 1. P. aeruginosa strains with multidrug resistance (MDR) 2. Formation of biofilm => making infection harder to treat 1. CF Foundation estimates across 94 countries ( https://www.cff.org/intro - cf/about - cystic - fibrosis ) 2. CFF Annual Data Report 2019, ECFS patient registry report, 2020 3. Nicole M. Bouvier et al., 2016 CF causes severe damage to the lungs, digestive system and other organs with > 80% of deaths from respiratory failure. 105K i ndi viduals are estimated to live with CF worldwide, with 33k in the US alone 1 After prolonged and repeated antibiotic courses, increased resistance to antibiotics has lowered efficacy, creating a large u nme t need for CF patients suffering from chronic Pseudomonas aeruginosa (PsA) infections - Estimated at 17,000 patients in the US and Western Europe 2 10

Pseudomonas aeruginosa (PsA) bacteria are associated with decreased lung function (FEV1) in CF patients PsA colonization associated with lower FEV1 1 PsA colonization associated with lower FEV1 2 Eradicated – Cleared early/first time PsA when treated with the antibiotic eradication treatment Chronic – Did not clear early/first time PsA infection when treated with the antibiotic eradication treatment PsA bacteria and biofilm lead to persistent inflammation causing tissue damage and eventually necrosis of lung tissue 1. Isabel Gascon Casaredi et al., Journal of Cystic Fibrosis 22 (2023) 98 – 102 2. Bjarnsholt et al., Trends in Microbiology 2013 Maya - Add image of biofilm formation by PsA in the lungs Check biofilm pathogenicity Arrows show aggregates of PsA ( red ) within biofilm patches surrounded by inflammatory cells ( Blue ) 11

Product – Proprietary phage cocktail targeting PsA Patient population – CF patients with chronic PsA lung infections Delivery – Nebulized Key features – Potentially effective on antibiotic resistant strains, enables breakdown of biofilm Potential impact : • Suppression/eradication of PsA (CFU in sputum) • Improved lung function (FEV1) • Fewer exacerbations, hospitalizations • Increased efficacy of antibiotic treatment • Reduced oral, inhaled and IV antibiotic treatments 12 BX004 – BiomX’s proprietary phage cocktail has the potential to treat CF patients with chronic PsA lung infections BX004 Nebulizer

PHASE 1B/2A STUDY – Study design[1]

Multicentered, double blind, placebo controlled study to asses safety, reduction of PsA burden and improvement in clinical outcomes

Total enrollment:

43 CF patients with chronic PsA infections

Standard of care antibiotic, no restriction on CFTR modulators

BX004



Intervention: Nebulized dose

Part 1
7 days - Single ascending dose followed by multiple doses[2]

Treated – 7 subjects

Control – 2 subjects

Part 2
10 days of same dose, twice daily

Treated – 23 subjects

Control – 11 subjects

Key Endpoints:

- Safety and tolerability
- Decrease in *PsA* burden
- FEV1 (forced expiratory volume)
- CFQ-R (CF Questionnaire-Revised) and CRISS

1. Study design informed by input from the CF Foundation
2. 7 days duration (3 ascending, 4 multiple dosing)

Image of phage product is intended as an illustration only, and may not represent the number of phages administered

BiomX 13

14 • Study drug was well - tolerated • In Part 1, Mean PsA CFU/g 1 reduction at Day 15: - 1.42 log10 CFU/g (BX004) compared to - 0.28 log10 CFU/g (placebo) • Part 2: BX004 showed signals of improvement in pulmonary function vs. placebo : Relative FEV1 3 improvement (5.67%) and CF Questionnaire - Revised respiratory 3 (8.87 points) at Day 17 (1 week after EOT 3 ) in subgroup of patients with reduced lung function 4 • Culture conversion: Part 2, in the BX004 arm, 3 of 21 (14.3%) patients converted to sputum culture negative for PsA after 10 days of treatment compared to 0 out of 10 (0%) in the placebo arm 2 . In Part 1, 1 of 7 (14.3%) treated patients also had converted based on physician report • Part 2: In full population, BX004 vs. placebo PsA levels were more variable. In a prespecified subgroup of patients on SOC 3 inhaled antibiotics on continuous regimen, BX004 vs. placebo showed bacterial reduction of 2.8 log10 CFU/g at EOT 3 , exceeding Part 1 results Phase 1b/2a – Result highlights (Parts 1 and 2) 1. CFU – Colony forming units 2. In patients that had quantitative CFU levels at study baseline 3. FEV1 (or ppFEV1) – percent predicted forced expiratory volume in 1 second, CF Questionnaire - Revised Respiratory – a PRO (Patient reported outcome ) for respiratory parameters in CF aptients , EOT – End of treatment , SOC – standard of care 4. Predefined group with Baseline FEV1<70%

15 PART 1 BX004 demonstrated greater reduction in PsA levels compared to placebo Placebo BX004 2 7 n - 0.28 (0.13) - 1.42 (1.03) Mean reduction (SD) Log 10 CFU/g - 0.37 , - 0.18 - 3.27 , - 0.37 Max, Min 1. CFU – Colony forming units

In the BX004 arm 3 out of 21 (14.3%) patients converted to sputum culture negative for P. aeruginosa after 10 days of treatme nt (2 already after 4 days) 2 . In the placebo arm 0 out of 10 (0%) 2 16 PART 2 BX004 showed greater conversion (bacterial culture turned negative) in treatment over placebo Baseline PsA 1 in sputum (CFU/g) Duration of PsA infection (years) Patient 2.40x10 3 18 1 5.60x10 7 13 2 1.09x10 7 35 3* *Subject had negative sputum culture for P. aeruginosa at D4, D10, D28, D38, and at follow - up standard of care clinic visits (D63, D150, and D175) In addition, in Part 1 of the study, one subject in the BX004 arm (1/7: 14.3%) who was persistently positive for PsA for at l eas t 13 years had a 3.3 log reduction at D15 later converted to sputum negative 1. PsA – Pseudomonas aeruginosa, CFU/g – Colony forming units per gram 2. In patients that had quantitative CFU levels at study baseline Patients which were converted :

PART 2 BX004 shows meaningful clinical improvement after 10 days of treatment in multiple clinical readouts Clinical improvements were observed on both objective & patient reported outcomes Clinical readouts in patients with reduced baseline lung function (predefined group, ppFEV1 of <70%) Difference Placebo (N=8) 2 BX004 (N=12) 2 3.29 - 4.86 (3.39) - 1.57 (2.64) D10 5.67 - 4.21 (2.78) 1.46 (2.33) D17 2.19 - 1.12 (3.96) 1.07 (2.32) D28 5.3 - 0.62 (3.65) 4.68 (3.28) D38 Difference Placebo (N=8) 3 BX004 (N=12) 3 8.87 - 6.35 (3.45) 2.52 (2.61) D17 7.07 - 5.56 (4.05) 1.51 (5.1) D38 ppFEV1 change from Baseline: Mean(SE) CFQR respiratory change from Baseline: Mean(SE) Treatment 5.67% Follow up ppFEV1 BX004 Placebo Treatment Follow up CFQR 1 (respiratory) 8.87 BX004 Placebo # #: p=0.07 1. PRO (Patient reported outcome ) - CF Questionnaire - Revised for respiratory parameter 2. BX004: D38 N=7, Placebo: D28 N=7, D38 N=6 3. BX004: D17 and D38 N=11, Placebo: D17 and D38 N=7 17

PHASE 2B STUDY – Study design

International, multicenter, double blind, placebo-controlled study to assess reduction of PsA burden and improvement in clinical outcome

Total enrollment:

Objective: ~60 CF patients with chronic PsA infections

Standard of care antibiotic, no restriction on CFTR modulators

BX004



Intervention:
Nebulized dose

Part 2b
2 months of same dose, twice daily

2 months | 6 months

Randomized 2:1

Treated (n=40) | F/U

Control (n=20) | F/U

Key Endpoints:

- Decrease in PsA burden (incl. Culture conversion/eradication)
- FEV1 (forced expiratory volume)
- CFQ-R (CF Questionnaire-Revised) and CRISS
- Safety and tolerability

Topline results expected in Q1 2026

BiomX

*Subject to discussions with FDA, and further consultation. Number of subjects under the study stated is an objective and actual numbers may vary
Image of phage product is intended as an illustration only, and may not represent the number of phages administered

18

19 Bacterial Reduction Potential Regulatory Endpoint Evaluating Real - World Evidence Journal of Cystic Fibrosis 22 (2023) 98 – 102 Eradicated – Cleared early/first time PsA when treated with the antibiotic eradication treatment Chronic – Did not clear early/first time PsA infection when treated with the antibiotic eradication treatment Pediatric Pulmonology 47:44 – 52 (2012) Tobramycin Inhalation Solution – Antibiotic treatment to target PsA Chronic – Patients on TIS throughout follow - up years had reduced mortality and improved survival Peer - reviewed publications demonstrated that P. aeruginosa reduction improves patient outcomes, and ongoing real - world evidence (RWE) analysis may support regulatory filings

BX004 is a promising candidate for treating NCFB

Non-Cystic Fibrosis Bronchiectasis (NCFB) is a chronic progressive inflammatory lung disease with >1 million diagnosed patients (US, 5EU and Japan)[1]

Characterized by permanent dilatation of the bronchi caused by multiple etiologies but with similar symptoms

No FDA approved treatments. Insmed recently announced positive results with brensocatib (reversible inhibitor of dipeptidyl peptidase 1) for treatment of NCFB[3]

NCFB patients infected with *PsA* present worse clinical symptoms compared to non-infected patients

More frequent inpatient and outpatient encounters in NCFB patients positive for *PsA*[2]

Inpatient encounters within 1 year



Admissions per Patient
3.00
2.50
2.00
1.50
1.00
0.50
0.00
2.58
1.18
1.32
0.47
0.95
0.33
Any IP admission*
Readmission within 30 days*
IP with ICU stay*
*P < .05
- PsA positive (N=1,180)
- PsA negative (N=18,074)

Outpatient encounters within 1 year



Utilization per Patient
25.00
20.00
15.00
10.00
5.00
0.00
1.14
0.94
20.56
10.97
22.01
18.21
13.61
4.1
8.13
5.42
ER visit*
Outpatient hospital*
Office visit*
Home healthcare*
Other outpatient visit*
*P < .05
- PsA positive (N=1,180)
- PsA negative (N=18,074)

- PsA – *Pseudomonas Aeruginosa*, IP: In Patient
- Based on 19,254 NCFB patient registries in the US between 2006-2020, IQVIA's PharMetrics Plus database

1. Weycker, Chron Respir Dis. 2017, Quint, European Respiratory Journal, 2016, Ringshausen, European Respiratory Journal, 2019, Henkle, Chest, 2018, Asakura, American Journal of Respiratory and Critical Care Medicine 2024, Insmed Commercial Presentation June 4th, 2024
2. Franklin et. al, JME, Apr 2024
3. Insmed Announces Positive Topline Results in Bronchiectasis, May 2024. https://investor.insmed.com/2024-05-28-Insmed-Announces-Positive-Topline-Results-from-Landmark-ASPEN-Study-of-Brensocatib-in-Patients-with-Bronchiectasis

BiomX
20

BX211 Diabetic Foot Infections & Diabetic Foot Osteomyelitis (DFI & DFO) 21

High unmet need in DFI & DFO Truong 2022; Giurato , 2017; Boulton, 2020 • DFI is a bacterial infection of the soft tissue of the foot in patients with diabetes • In DFO the infection spreads from the adjacent infected soft tissue to the bone 1. Superficial ulcer 2. DFI - Ulcer deepens extending through subcutis, and becomes infected 3. DFO – Ulcer and infection further penetrate and reach bone, displaying destruction of periosteum Staphylococcus aureus is the most common bacteria present in DFI and DFO Standard of care Moderate - Severe DFI & DFO 20 - 40 % of cases result in amputation 22 • Hospitalization and off - loading (removing all pressure from foot, reducing patient mobility) • Debridement and/or antibiotic therapy, typically 4 - 6 weeks of IV/oral antibiotics

Amputations in diabetic patients are an enormous burden to the health system An episode of lower limb amputation is a major risk factor for subsequent amputations ~160K Incidence ~$50K Cost Lower limb amputations, diabetic patients annually, US Amputation costs (direct), per patient, US Staggering economic burden Diabetic amputations cost the US healthcare system ~8 Billion USD per year 1. CDC National Diabetes Statistics Report, last visited March 2025 based on crude estimates for 2021 2. Nilsson, 2018 & Brooks 2021 3. Cesar, 2022 ( 4. Armstrong, 2020 5. Waibel, 2024 6. APMA publication, 2014 7. Winkler, 2022 8.400K incidence calculated based on Skrepnek , 2024 9. Ashman, 2023 ~$8bn Annually ~400K Incidence ER hospital visits due to DFI, annually, US >38M P atients Individuals diagnosed with diabetes, US 2024 23 ~85% Amputations in diabetic patients are due to DFO/DFI Mortality Undergoing an amputation increases five - year mortality rate from 30% to ~50%

24 No new anti - infectives approved in the US for DFI and DFO in the last 20 years Year of approval (for DFI) Endpoint Study type Drug 2003 Primary: Clinical success : cure or improvement Secondary: Bacteriologic success: eradication or presumed eradication non - inferiority Zosyn ( Pfizer ), Piperacillin/tazobactam 1 2004 Clinical cure: resolution of all clinical signs and symptoms of infection and a healing wound non - inferiority Zyvox (Pfizer), linezolid 2 2005 Proportion of patients with a favorable clinical response (cure or improvement) non - inferiority INVANZ (Merck) ertapenem 3 • All drugs approved for DFI in 2003 – 2005 are based on “ non - inferiority ” to older antibiotics • No Approved drugs for DFO in the US Most recent anti - infectives approved for the treatment of DFI: 1. Harkless, 2005 (LABEL: https://www.accessdata.fda.gov/drugsatfda_docs/label/2003/050684s035lbl.pdf ) 2. Lipsky, 2004 (LABEL: https://www.accessdata.fda.gov/drugsatfda_docs/label/2004/21130se5 - 006,21131se5 - 007,21132se5 - 006_zyvox_lbl.pdf ) 3. Lipsky, 2005 (LABEL: https://www.accessdata.fda.gov/drugsatfda_docs/label/2006/021337s021lbl.pdf )

Biofilm and antibiotic resistance among key drivers of treatment failure Key drivers of treatment failure: • Biofilm – lead to greater remittance to antibiotics • Poor blood supply limits effectiveness of IV/oral antibiotics • Antibiotic resistance • S. aureus present in ~50% of chronic DFI/DFO cases • While other organisms are often present, S. aureus is considered the main pathogenic species S. aureus forms biofilm patches in diabetic foot ulcers Confocal laser scanning microscopy of soft tissue from patient with diabetic foot ulcer infected by S. aureus S. aureus bacteria ( green ) Bacterial biofilms, EPS ( blue ) Host cell nuclei ( red ) Eleftheriadou, 2010 Lesens 2011 Neut 2011 Oates 2012 Kavanagh 2018 Sharma 2023 25

26 BX211 phage treatment for moderate to severe DFI & DFO patients with S. aureus Product – Proprietary phage treatment targeting S. aureus Patient population – Moderate to severe DFI & DFO patients with S. aureus infection (note: moderate - severe DFI and DFO patient populations overlap) Delivery – IV + Topical Treatment - On top of standard of care Potential Key features – Effective on antibiotic resistant strains, enables breakdown of biofilm Potential impact : • Infection resolution • Prevention of clinical deteriorations • Wound healing • DFO clinical resolution • Reduced surgery BX211

Multicenter, double blind, placebo controlled study to assess improvement of clinical outcomes 27 PHASE 2 – Study design Enrollment: 41 patients with Diabetic Foot Osteomyelitis positive for S. aureus Background standard of care antibiotic Intervention: IV & topical Duration: 12 weeks of once weekly treatment IV in week 1, topical for 12 weeks Treatment Control Randomized 2:1 Week 13 (readout 1 ) Week 52 (Follow Up) 12 weeks 40 weeks F/U F/U BX211 • Percent area reduction of study ulcer through Week 13 Primary Endpoint: BX211 – Phage originating from a ‘phage - bank’, personally matched for each patient’s S. aureus Topline results from week 13 available

28 Results highlight – Phase 2 Diabetic Foot Osteomyelitis 1. All p - values described in the current side are non - adjusted ). 2. Ulcer depth was classified according to deepest tissue involved as measured by swab) PAR - Percentage Area Reduction • BX 211 was safe and well - tolerated • BX 211 demonstrated sustained and statistically significant ¹ PAR ulcer size ² (p = 0.046 at week 12 ; p = 0.052 at week 13 ), with a separation from placebo starting at week 7 with a difference greater than 40 % by week 10 • BX 211 also produced statistically significant 1 improvements in both ulcer depth at week 13 (in patients with ulcer depth defined as bone at baseline (p= 0.048 ), and in reducing the expansion of ulcer area (p= 0.017 ), compared to placebo • BX 211 demonstrated favorable trends compared to placebo across several additional clinical parameters • Through week 13 , BX 211 demonstrated comparable efficacy against both Methicillin - susceptible and resistant strains , as well as against high and low biofilm producers — consistent with the orthogonal mechanism of phage therapy to antibiotics and its inherent anti - biofilm capabilities

29 BX211 showed clinically relevant, statistically significant 2 , reduction in ulcer surface area Percent Area Reduction (PAR) from baseline of ulcer surface area (LS Mean ± SE ) 1 (See detailed data in next slide) 1. Areas colored in orange and blue reflect the standard error. Full Analysis Set (FAS) population, all data are MMRM (Mixed M odel Repeated Measure) LS mean and SEs (Standard Error) ,2. Not adjusted PAR – Percent Area Reduction, CI - Confidence Interval, CFB – Change From Baseline BX211 Group Placebo > 40 % From week 10 and on, BX211 showed an ulcer surface area reduction of >40% compared to placebo P=0.052 P=0.046

30 BX211 showed clinically relevant, statistically significant 2 , reduction in ulcer surface area Percent Area Reduction (PAR) from baseline of ulcer surface area (LS Mean ± SE ) 1 (Detailed data from previous slide) P - value 2 Difference (95% CI) Placebo BX211 PAR at week: Mean (95% CI) N (%) Mean (95% CI) N (%) 0.046 - 44.72% ( - 88.65, - 0.78) - 29.85% ( - 65.08, 5.38) 12 (80.0%) - 74.57% ( - 100.78, - 48.35) 22 (84.6%) Week 12 0.052 - 41.73% ( - 83.80, 0.34) - 34.70% ( - 68.42, - 0.99) 12 (80.0%) - 76.43% ( - 101.56, - 51.30) 20 (76.9%) Week 13 P - value Difference (95% CI) Placebo BX211 Mean (95% CI) N, e (%) Mean (95% CI) N, e (%) 0.186 - 19.96% (10.20, - 50.12) - 37.09% ( - 12.91, - 61.27) N=15, e=164 (84.1%) - 57.05% ( - 39.07, - 75.04) N=26, e=264 (90.5%) Through weeks 1 to 13 3 : 1 . Full Analysis Set (FAS) population, all data are MMRM (Mixed Model Repeated Measure) LS mean and SEs (Standard Error) ,PAR – Percent Area Reduction, CI - Confidence Interval, CFB – Change From Baseline 2 . Not adjusted 3 . Primary endpoint 13 12 11 10 9 8 7 6 5 4 3 2 1 Day 20 22 22 23 23 19 22 23 24 25 23 23 26 BX211 (N) 12 12 12 12 12 12 12 12 14 12 13 14 14 Placebo (N) N = Number of patients, e = Number of events

31 Patients with ulcers at bone depth 1 displayed statistically significant 2 better recovery in the BX211 group Change in tissue involvement of the ulcer for weeks 1 and 13 1 1. For all patients at FAS (Full Analysis Set) population that had measured bone involvement at baseline and have a measured tis sue involvement at week 13 as measured by a swab 2. The statistical test performed is Miettinen - Nurminen test, with p= 0.048, not adjusted 3. In the figure,, to avoid unblinding, Subcutaneous, Fascia and muscle were placed in the same group. Week 1 Week 13 BX 211 (N= 13 ) Placebo (N=9) Week 1 Week 13 12/13 (92.3%) improvement 5/9 (55.56%) improvement Depth Measurement Tissue 3 Healed Dermis Below Dermis Bone Unknown

BX211 performs better than placebo across a range of clinical outcomes

Outcomes

- **Evidence of DFO resolution by MRI/X-ray** at week 12[1,4] (BX211 N=13, Placebo N=6)
- **Improvement in tissue involvement** at week 13[1,2,5] (BX211 N=13, Placebo N=9)
- **50% Reduction From Baseline in CRP** through week 13[1,3,5] (BX211 N=12, Placebo N=7)
- **Decrease in Wagner scale** at week 13[1,4] (BX211 N=20, Placebo N=12)
- **No worsening in ulcer area** through week 13[1,5] (BX211 N=25, Placebo N=14)
- **Proportion of visits with no clinical evidence of infection (<2 symptoms)** through week 13[5] (BX211 N=12, Placebo N=11)
- **Proportion of visits with no deterioration of clinical symptoms** through week 13[5] (BX211 N=25, Placebo N=14)



Favors Placebo
Favors BX211
P-val6 = 0.048
P-val6 = 0.017
−60
−40
−20
0
20
40
60
Difference in percentage (%)



−60
−40
−20
0
20
40
60
Difference in median (%)

BiomX

(1) Data are proportion difference with 95% CI on the FAS (Full Analysis Set) population
(2) for patients that had bone involvement at baseline
(3) for patients that started with abnormal CRP
(4) Pre-defined
(5) Post-hoc
(6) Based on Miettinen-Nurminen test, not adjusted

Wagner Scale- is a clinical grading system used to classify the severity of diabetic foot ulcers, ranging from 0 (intact skin) to 5 (extensive gangrene).

32

BX211: Potential B reakthrough in DFO/DFI • Results of the Phase 2 study mark, to the Company’s knowledge, the first well - controlled, double - blind, placebo - controlled clinical study to demonstrate statistically significant efficacy of a phage therapy in a clinical endpoint for a chronic bacterial infection • Treating patients with DFO and demonstrated clinical effect on top of standard of care including antibiotics, highlights the clinical strength of BX211 and the unique properties of phage therapy • In the last 20 years, no new drugs were approved for DFI or DFO, providing a unique opportunity for BX211 to address this dire unmet need

Executive Summary

UNMET NEED

- In several chronic diseases, such as CF, NCFB, and diabetes, underlying related infections become harder to treat as resistant pathogens emerge
- Accordingly, the need for new antimicrobial therapies becomes more urgent every year

PHAGE THERAPY - PICKING UP MOMENTUM

- BiomX and peer companies have shown evidence of clinical effects with phage therapy
- Hundreds of cases of compassionate usage of phage

BX004

- *Pseudomonas aeruginosa* ('PsA') lung infections are a leading cause of morbidity and mortality In CF. Potential commercial opportunity of > $1.5 billion worldwide[1]
- Positive results in a Phase 1b/2a study - 14.3% of patients in the BX004 arm converted to sputum culture negative for PsA after 10 days of treatment compared to none in the placebo arm[2]
- Phase 2b readout expected Q1 26

BX211

- Incidence of moderate-severe DFI + DFO annually in US approximately 400,000. Potential commercial opportunity of > $2.5 billion worldwide[3]
- Positive results in P2 study, preparing Phase 2/3 pending FDA feedback

FINANCING AND INVESTORS

- Publicly traded (NYSE American: PHGE)
- $18.0 million cash and cash equivalents as of Dec 31, 2024

(Excluding 12M in gross proceeds raised in February 2025 financing)

- Key investors: Deerfield, AMR Action Fund, OrbiMed

1. See slide 33
2. In patients that had quantitative CFU levels at study baseline
3. See slide 34

BiomX 34

Thank you

BX004 CF addressable market of > $1.5 billion worldwide

	BX004	References/Comments
Patient population (US)	~8,000	Number of CF patients with chronic PsA infections[1]
Potential effect on *PsA* CFU in lungs	Suppression/eradication of *PsA* (CFU in sputum)	Magnitude observed under tobramycin Phase 3 study was ~1.5-2 log[2]
Potential impact on lungs	Improved lung function (FEV1)	Magnitude observed under tobramycin Phase 3 study was 8-12%[2]
Potential pricing (US)	$100K - $120K annually per patient	Benchmarks (cost annually per patient): Trikafta: $300K, alternating antibiotics treatment, Tobi Podhaler and Cayston solution: $80K, Arikayce for MAC: $100-120K[3]
Relevant market potential	**~$1 Billion in the US alone** (worldwide $1.6 billion)[4]	US patient population times potential pricing

1. CFF 2019 Patient Registry Annual Data Report
2. See slide on Tobramycin study
3. Trikafta and Arikayce – Publicly announced pricing, First Databank, Jan. 8, 2021, public pricing information. for alternating Tobi Podhaler and Cayston solution assumes 65% compliance
4. Assumes rest of the world outside US comprises 40% of total market (Vertex annual report, publicly available pricing for Vertex drugs)

BiomX

36

BX211 moderate-severe DFI & DFO addressable market of >$2.5B worldwide

	BX211	References/Comments
Incidence of moderate-severe DFI + DFO (annually, US)	400,000	Moderate-Severe DFI overlaps with DFO population Incidence assumed based on 400K ER hospital visits due to DFI[1]
Relevant incidence for BX211 treatment (annually, US)	200,000	Deduction for cases positive for S. aureus – 50%
Pricing (US)	$7,500	Antibiotic pricing per course of treatment for ABSSSI[2] ranges 2,500-7,500$ (Dalvance, Orbactiv, Sivextro, Teflaro)[3] High range of pricing selected as addressing hard to treat moderate-severe DFI & DFO cases saving potential amputation costs (direct $50K/patient)
Relevant market for BX211, US	$1.5 Billion	200K times $7.5K
Relevant market for BX211, Worldwide	**>$2.5 Billion**	OECD (without US) estimated at >$1 billion. Assumes: OECD diabetic population outside US >1.5 times US diabetic population, OECD pricing to be 50% of US pricing[4]

(1) The number was calculated based on Skrepnek, 2024 and Ashman, 2023 (2) ABSSSI - acute bacterial skin and skin structure infection.
(3) Prices taken from drugs.com based on recommended course of treatment. (4) oecd.org Chronic diseases publication

BiomX 37

Management Team



JONATHAN SOLOMON | CEO & BOARD MEMBER

Prior to his role in BiomX, Mr. Solomon was a co-founder, president, and CEO of ProClara (formerly NeuroPhage), which is pioneering an approach to treating neurodegenerative diseases. Under his leadership, the company raised more than $100 million and launched an ongoing clinical trial related to Alzheimer's disease. Mr. Solomon holds a B.Sc. magna cum laude in Physics and Mathematics from the Hebrew University, an M.Sc. summa cum laude in Electrical Engineering from Tel Aviv University, and an M.B.A. with honors from the Harvard Business School.



MERAV BASSAN, PH.D. | CDO

Dr. Bassan was most recently Vice President Head of Translational Sciences at Teva Pharmaceutical Industries, Inc., where she was responsible for early stages of clinical development via translation from animal data to human. Prior to this role, Dr. Bassan served as Vice President of Project Leadership at Teva Pharmaceutical, where she managed project leaders overseeing end-to-end drug development at pre-clinical, PI-III and post marketing stages in multiple therapeutic areas, such as pain, oncology, women's health, endocrinology, GI, biosimilars and other areas. Overall, Dr. Bassan has over 20 years of leadership experience with clinical and drug development teams in her various roles at Teva Pharmaceutical and other smaller biotech companies.

BiomX 38

39 Ms. Benjamini - Elran has over 15 years of experience in executive HR roles in global and diverse environments. At Teva Pharmaceuticals Industries Inc (NYSE:TEVA) she served in various senior roles including Director of HR of the European HQ (Netherlands) and HR manager of R&D API division. Her most recent experience was as Head of HR at Herzog, one of the largest law firms in Israel and as an independent HR consultant, advising a variety of companies in the Israeli hi - tech and biotech sectors. Ms. Benjamini - Elran holds an M.B.A. from Bar - Ilan University and a B.A. in behavioural science from Ben - Gurion University. INBAL BENJAMINI - ELRAN | CHRO Management T eam (cont’d) Marina Wolfson, Chief Financial Officer, joined BiomX in December 2019, bringing extensive experience from large pharmaceutical and high - tech companies, as well as venture capital funds. Prior to joining the company, Ms. Wolfson served as Vice President of Finance at BioView Ltd. (TASE) from 2010 to 2019 and as a senior auditor at Ernst & Young, an international auditing and business advisory firm, from 2007 to 2010. Ms. Wolfson is a certified public accountant in Israel and holds a B.A. in Economics and Accounting (with honors) and an MBA (with honors, specializing in finance) from Ben - Gurion University . MARINA WOLFSON | CFO

40 Russell G. Greig, Ph.D. worked at GlaxoSmithKline for three decades, most recently as President of SR One, GlaxoSmithKline’s corporate venture group. Prior to joining SR One, he served as President of GlaxoSmithKline’s Pharmaceuticals International from 2003 to 2008 as well as on the GlaxoSmithKline corporate executive team. Currently, Dr. Greig serves as Chairman of MedEye Solutions in the Netherlands, eTheRNA in Belgium and Sanifit in Spain. RUSSELL GREIG, PH.D. CHAIRMAN OF THE BOARD OF DIRECTORS Jonathan Leff is a Partner on the Therapeutics team at Deerfield and Chairman of the Deerfield Institute, and joined the Firm in 2013. He focuses on venture capital and structured investments in biotechnology and pharmaceuticals. He is a member of the Boards of several public and private healthcare companies as well as several not - for - profit organizations, including the Spinal Muscular Atrophy Foundation and the Columbia University Medical Center . JONATHAN LEFF DIRECTOR Alan Moses, M.D., was co - founder and co - director of the Clinical Investigator Training Program at Beth Israel Deaconess - Harvard Medical School - MIT. Dr. Moses served as Senior Vice President and Chief Medical Officer of the Joslin Diabetes Center in Boston. He was appointed Professor of Medicine at Harvard Medical School. Over the course of 14 years at Novo Nordisk, Dr. Moses served in multiple roles, rising to the position of Senior Vice President and Global Chief Medical Officer. ALAN MOSES, MD DIRECTOR Mr. Greg Merril is a serial life - science entrepreneur, recognized by Ernst & Young as a regional Entrepreneur of the Year winner. He has served as Chair of several international phage therapy conferences. As prior founding CEO of Immersion Medical (NASDQ: IMMR) he led the creation of the world’s first commercially successful virtual reality surgical training simulators. GREG MERRIL DIRECTOR Mr. Eddie Williams is a well - recognized, senior global life sciences executive with extensive boardroom and commercial operations experience. He most recently served as a Special Advisor to the Chief Executive Officer of Ascendis Pharma, Inc., and previously as their interim U.S. Chief Commercial Officer. EDDIE WILLIAMS DIRECTOR Jesse Goodman, M.D., M.P.H. is Professor of Medicine at Georgetown University and Director of the Center on Medical Product Access, Safety and Stewardship which focuses on science and policy to address public health needs including antimicrobial resistance. He is Attending Physician in Infectious Diseases at Georgetown University, Washington DC Veterans Administration and Walter Reed Medical Centers . JESSE GOODMAN, MD, MPH DIRECTOR Prior to his role in BiomX , Mr. Solomon was a co - founder, president, and CEO of ProClara (formerly NeuroPhage ), which is pioneering an approach to treating neurodegenerative diseases. Under his leadership, the company raised more than $100 million and launched an ongoing clinical trial related to Alzheimer’s disease. JONATHAN SOLOMON DIRECTOR Ms. Blum is the Chief Financial Officer of Melinta Therapeutics, LLC. (“ Melinta ”), a company focused on the development and commercialization of innovative therapies for acute and life - threatening illnesses. She joined Melinta in 2016 as the company’s Controller, and then served as Vice President of Finance & Chief Accounting Officer prior to being appointed to the CFO position in 2021. SUSAN BLUM DIRECTOR Board of Directors